EXHIBIT  10.8

                                    SUBLEASE
                                    --------


THIS SUBLEASE, made and entered into this 30 day of June, 2003, between Newport Corporation, a Nevada corporation ("SUBLESSOR") and APA Optics, Inc., a Minnesota corporation ("SUBLESSEE").

RECITALS:

     A. A lease ("PRIME LEASE") dated December 22, 1995, was made and entered into between Bass Lake Properties Partnership, L.L.P., as Landlord, and Newport Corporation, as Tenant, and whereas Bass Lake Properties Realty has succeeded to interest of the Landlord pertaining to Premises described as 5480 Nathan Lane, City of Plymouth, County of Hennepin, State of Minnesota and which Prime Lease and all Amendments are attached hereto as Exhibit A.
                                                               ----------

     B. The parties hereto desire that the Sublessor sublet to the Sublessee and that the Sublessee take from the Sublessor the portion of the Premises leased under the Prime Lease containing approximately 37,020 square feet of rentable area (hereinafter referred to as the "Sublet Area") as depicted on Exhibit B, attached hereto and made a part hereof.
----------

     NOW, THEREFORE, in consideration of the foregoing premises and of the mutual covenants hereinafter contained, but subject to the consent thereto by Landlord, the Sublessor does hereby sublet to the Sublessee and the Sublessee does hereby rent and take from Sublessor, the Sublet Area, subject to the following terms and conditions:

1.   Sublease  Term.  The term of this Sublease shall commence on that date (the
     --------------
     "Commencement Date") which is the earlier of (a) September 1, 2003 and (b) the date Sublessee takes possession of the Sublet Area, and shall terminate June 30, 2006 (the "Sublease Term"). Sublessee may take possession of the Premises at any time after approval of this Sublease by Landlord, at Sublessee's option. Without the further act or deed of the Landlord or of either party hereto the term of this Sublease shall terminate and be of no further force or effect on the date set forth above and upon such termination the Sublessee shall immediately vacate the Sublet Area leaving it in the condition which, under the terms of the Prime Lease, the Tenant thereunder is obligated to leave the same.

2.   Rent  and  Utilities.
     --------------------

     (a)  Gross  Rent.  The  Sublessee shall pay to the Sublessor Gross Rent for
          -----------
          the Sublet Area in the amount of Eighteen Thousand Twenty-Five Dollars ($18,025.00) per month (the "Gross Rent"), in advance, on the first day of each month during the Sublease Term commencing September 1, 2003, without deduction, abatement, set-off, prior notice or demand of any kind. Except as set forth in subparagraph 2(b) below, such Gross Rent includes all taxes, operating expenses and common area maintenance charges relating to the Sublet Area.

     (b) Utilities. From and after the Commencement Date, the Sublessee shall be responsible for all costs of "Utilities" (as hereinafter defined) provided to or used by the Sublet Area. As soon as practicable, Sublessee shall transfer all accounts relating to Utilities into Sublessee's name, and shall pay all costs of Utilities directly to the Utility companies. Sublessor shall cooperate with Sublessee in effecting such transfer. Pending such transfer, Sublessee shall pay to Sublessee, as additional rent, an amount equal to all Utility charges billed directly to Sublessor. As used herein, the term "Utilities" shall mean all services generally considered to be utilities, including but not limited to electricity, gas, [water,] trash/waste disposal, janitorial, phone service, and Internet service.


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     (c)  Payment.  All  rent  shall be paid to the Sublessor at the address set
          -------
          forth in Paragraph 7 hereof or at such other address and/or to such other party as the Sublessor may from time to time elect by giving not less than ten (10) days advance written notice thereof to the Sublessee.

3.   Use.  The  Sublessee  may use the Sublet Area for general office, warehouse
     ---
     and light manufacturing purposes and for no other purposes whatsoever. The Sublessee will not use the Sublet Area or permit the Sublet Area or any part of the Property of which it is a part, to be used in violation of (a) any of the terms, covenants or conditions of the Prime Lease, or (b) any laws, ordinances, regulations or requirements of any governmental or quasi-governmental authority having jurisdiction over the Sublet Area.

4.   Prime  Lease.
     ------------

     (a)  Incorporation  of  Prime  Lease.  Except  as expressly provided to the
          -----------------------------
          contrary herein, all of the terms, covenants, conditions, and restrictions of the Prime Lease (including Exhibits A and D through H thereto) are incorporated herein by this reference as though fully set forth at length. Sublessee takes the Sublet Area, and this Sublease is expressly made, subject to all of the terms, covenants, conditions, and restrictions of the Prime Lease. Except as modified by this Sublease, Sublessee shall comply with and be bound by all of the terms, covenants, conditions, and restrictions contained in the Prime Lease, and shall perform all of Sublessor's obligations under the Prime Lease. When the context requires, each reference in the Prime Lease to Lessor shall be deemed to refer to Sublessor, and each reference therein to Lessee shall be deemed to refer to Sublessee. As between Sublessor and Sublessee, any inconsistency between the terms of the Prime Lease and the terms of this Sublease shall be governed by the terms of this Sublease. Sublessee acknowledges and represents that it has received and reviewed the Prime Lease. If the Prime Lease is terminated, this Sublease shall terminate simultaneously and any unearned rent paid in advance shall be refunded to Sublessee. Sublessee shall be bound to Sublessor (in addition to Landlord) under the same terms and conditions of the Prime Lease as if the Prime Lease had been an instrument executed between Sublessor and Sublessee, but subject to the terms and conditions of this Sublease.

     (b)  Variations  from  Prime Lease. Sections 4, 5, 6, 9 and 25 of the Prime
          -----------------------------
          Lease, Exhibit E to the Prime Lease and Sections 1-5, 7 and 8 of Exhibit H to the Prime Lease shall not apply to this Sublease.

     (c)  Performance  Under  Prime  Lease.  Sublessor's  performance under this
          --------------------------------
          Sublease  shall  be  subject  to  the  following  provisions:

          (i) Sublessee recognizes that Sublessor is not in a position to render any of the services or to perform any of the obligations required of the Landlord by the terms of the Prime Lease. Therefore, notwithstanding anything to the contrary contained in this Sublease, Sublessee agrees that performance by Sublessor of its obligations hereunder are conditional upon due performance by the Landlord of its corresponding obligations under the Prime Lease, and Sublessor shall not be liable to Sublessee for any default of the Landlord under the Prime Lease. Sublessee shall not have any claim against Sublessor by reason of the Landlord's failure or refusal to comply with any of the provisions of the Prime Lease unless such failure or refusal is a result of Sublessor's act or failure to act. This Sublease shall remain in full force and effect notwithstanding Landlord's failure or refusal to comply with any such provisions of the Prime Lease and Sublessee shall pay rent and additional rent and all other charges provided for herein without any abatement, deduction or setoff whatsoever. Sublessee covenants and warrants that it fully understands and agrees to be subject to, and bound by, all of the covenants, agreements, terms, provisions and conditions of the Prime Lease, except as modified herein. Furthermore, Sublessee and Sublessor further covenant not to take any action or do or perform any act or fail to perform any act which would result in the failure or breach of any of the covenants, agreements, terms, provisions or conditions of the Prime Lease on the part of the Lessee thereunder.

          (ii) Whenever the consent of Landlord shall be required by, or Landlord shall fail to perform its obligations under, the Prime Lease, Sublessor agrees to use commercially reasonable efforts to obtain, at Sublessee's sole cost and expense, such consent and/or performance on behalf of Sublessee.


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          (iii)  To  its  actual knowledge, Sublessor represents and warrants to
               Sublessee that the Prime Lease is in full force and effect, and Sublessor has neither given nor received a notice of default pursuant to the Prime Lease.

          (iv) Sublessor agrees not to terminate the Prime Lease voluntarily, or modify the Prime Lease in a manner that adversely affects Sublessee's rights under this Sublease. Sublessee and Sublessor shall each refrain from any act or omission that would result in the failure or breach of any of the covenants, provisions or conditions of the Prime Lease on the part of the Lessee under the Prime Lease.

     (d)  Indemnity.  Sublessee shall indemnify and hold Sublessor harmless from
          ---------
          any and all liability, cost, expense, action or claim of nature (including defaults under Prime Lease) arising out of or related to Sublessee's use and occupancy of the Sublet Area.

     (e)  Landlord's  Approval.  Landlord's  written consent to this Sublease in
          --------------------
          accordance with the terms of the Prime Lease is a condition subsequent to the validity of this Sublease.

5.   Hazardous  Materials.
     --------------------

     (a) The term "Hazardous Material" as used in this Sublease shall mean any product, substance, chemical, material or waste whose presence, nature, quantity and/or intensity of existence, use, manufacture, disposal, transportation, spill, release or effect, either by itself or in combination with other materials expected to be on the premises, is either: (i) potentially injurious to the public health, safety or welfare, the environment, or the Property; (ii) regulated or monitored by any governmental authority; or (iii) a basis for potential liability of Sublessor to any governmental agency or third party under any applicable statute or common law theory. Hazardous Materials shall include, but not be limited to, hydrocarbons, petroleum, gasoline, crude oil or any products or by-products thereof. "Reportable Use" shall mean (i) the installation or use of any above or below-ground storage tank(s), (ii) the generation, possession, storage, use, transportation, or disposal of a Hazardous Material that requires a permit from, or with respect to which a report, notice, registration or business plan is required to be filled with, any governmental authority, and (iii) the presence in, on, over, under or about the Sublet Area of Hazardous Materials with respect to which any applicable laws require that a notice be given to persons entering or occupying the Sublet Area or neighboring properties.

     (b) Sublessee shall not engage in any activity in or about the Sublet Area which constitutes a Reportable Use of Hazardous Materials without the express prior written consent of Sublessor. Notwithstanding the foregoing, Sublessee may, without Sublessor's prior consent, but upon notice to Sublessor and in compliance with all applicable requirements, use any ordinary and customary materials reasonably required to be used by Sublessee in the normal course of the permitted use, so long as such use is not a Reportable Use and does not expose the Sublet Area, the Property or neighboring properties to any meaningful risk of contamination or damage or expose Sublessor to any liability therefor. Prior to bringing Hazardous Materials upon the Sublet Area or the Property, Sublessee shall submit a list of proposed Hazardous Materials to the attention of Sublessor's Safety Officer. Sublessor shall have a period of fifteen (15) days in which to review and either approve or disapprove of such Hazardous Materials. Sublessor may (but without any obligation to do so) condition its consent to any Reportable Use of any Hazardous Materials by Sublessee upon Sublessee's giving Sublessor such additional assurances as Sublessor, in its reasonable discretion, deems necessary to protect itself, the public, the Sublet Area, the Property and the environment against damage, contamination or injury and/or liability therefor, including but not limited to the installation (and, at Lessor's option, removal on or before Sublease expiration or earlier termination) of reasonably necessary protective modifications to the Sublet Area (such as concrete encasements) and/or the deposit of an additional Security Deposit.

     (c) If Sublessee knows, or has reasonable cause to believe, that Hazardous Materials have come to be located in, on, under or about the Sublet Area or the Property, other than as previously consented to by Sublessor, Sublessee shall immediately give Sublessor written notice thereof, together with a copy of any statement, report, notice, registration, application, permit, business plan, license, claim, action, or proceeding given to, or received from, any governmental authority or private party concerning the presence, spill, release, discharge of, or exposure to, such Hazardous Materials, including, but not limited to, all such documents as may be involved


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
          in any Reportable Use involving the Sublet Area. Sublessee shall not cause or permit any Hazardous Materials to be spilled or released in, on, under or about the Sublet Area (including, without limitation, through the plumbing or sanitary sewer system).

     (d) Sublessee shall indemnity, protect, defend and hold Sublessor, its agents, employees, lenders and ground lessor, if any, the Property and the Sublet Area, harmless from and against any and all damages, liabilities, judgments, costs, claims, liens, expenses, penalties, loss of permits and attorneys' and consultants' fees arising out of or involving any Hazardous Materials brought onto the Sublet Area by or for Sublessee of by anyone under Sublessee's control. Sublessee's obligations under this Article shall include, but not be limited to, the effects of any contamination or injury to person, property or the environment created or suffered by Sublessee, and the cost of investigation (including consultants' and attorneys' fees and testing), removal, remediation, restoration and/or abatement thereof, or of any contamination therein involved, and shall survive the expiration or earlier termination of this Sublease. No termination, cancellation or release agreement entered into by Sublessor and Sublessee shall release Sublessee from its obligations under this Sublease with respect to Hazardous Materials, unless specifically so agreed by Sublessor in writing at the time of such agreement.

     (e) Sublessee shall be solely responsible for instructing its employees with respect to laws relating to Hazardous Materials compliance.

     (f) The requirements of this paragraph are in addition to and not in lieu of those set forth in the Prime Lease.

6.   Notices  to  Landlord.  The Sublessee will notify the Landlord forthwith in
     ---------------------
     the event of any default that occurs under the provisions of this Sublease which comes to the attention of the Sublessee, such notice to be given to the Landlord by United States Mail, registered or certified, postage prepaid, at the address provided for Landlord in the preamble to the Prime Lease or as such other address as Tenant shall be advised to use by Landlord.

7.   Notices. Any notice provided for herein shall be deemed to be duly given if
     -------
     made in writing and delivered in person to an office of such party or mailed by first class registered or certified mail, postage prepaid, addressed as follows:

          If  to  Sublessor:          Newport  Corporation
                                      C/O Vice President Finance and Treasurer
                                      1791  Deere  Avenue
                                      Irvine,  CA  92606

          If  to  Sublessee:          APA  Optics
                                      C/O  President
                                      5480  Nathan  Lane  N
                                      Plymouth,  MN  55447

     or to such other address with respect to either party hereto as such party shall notify the other party hereto in writing. Any notice so given, if mailed as aforesaid, shall be deemed received the second (2nd) day after it is deposited in the United States Mail.

8.   Limitation  of  Liability. Neither Sublessor or Landlord shall be liable to
     -------------------------
     Sublessee, or those claiming through or under Sublessee, for injury, death or property damage occurring in, on or about the Sublet Area to Sublessee or an employee, customer or invitee of the Sublessee and Sublessee shall indemnify Sublessor and Landlord and hold them harmless from any claim or damage arising out of any injury, death or property damage occurring in, on or about the Sublet Area to Sublessee or an employee, customer or invitee of the Sublessee.

9.   Insurance.
     ---------

     (a) Sublessee shall, at its expense, maintain general commercial liability insurance during the term of this Sublease as required by the Prime Lease (See Exhibit A, Article II) in one or more companies acceptable to Sublessor and Landlord, naming Sublessor, Landlord and Sublessee as insureds, in form and substance reasonably acceptable to Sublessor and Landlord (such insurance to insure performance by Sublessee or its obligations under paragraph 10 hereof), such insurance to be in those amounts as set forth under said Article of the Prime Lease. Such insurance shall not relieve Sublessee of its obligations under paragraph 8. Such insurance shall specifically insure the performance by Sublessee of the indemnity obligations contained in paragraph 8. If Sublessee fails to maintain the insurance required to be obtained by Sublessee under this paragraph and as provided in the Prime Lease, Sublessor may, without any obligation to do so, obtain the same at Sublessee's expense.

     (b) No policy of insurance obtained by the Sublessee under the provisions of this paragraph 9 may be canceled or terminated except upon not less than twenty (20) days written notice to Sublessor and Landlord, and each policy shall contain a provision to that effect that the rights of the Sublessor and Landlord thereunder will not be affected by any defense which the insurer may have against the Sublessee or any other party. True and correct copies of each policy of insurance, and renewals thereof, obtained by the Sublessee under the provisions of this paragraph 9, forthwith after issuance thereof, shall be delivered to the Sublessor and to Landlord.

     (c) The parties, on behalf of their respective insurance companies insuring such losses, waive any right of subrogation that one may have against the other.

10.  Right  of  Entry.  The  Sublessor  and Landlord, their authorized agents or
     ----------------
     attorneys, may at any reasonable time, enter the Sublet Area to inspect, make repairs, improvements and/or changes in the Sublet Area or other premises in the Property of which the Sublet Area is a part as the Sublessor and/or Landlord may deem proper; and there shall be no diminution of rent or liability on the part of the Sublessor or Landlord by reason of inconvenience, annoyance, or injury to business.

11.  Default;  Remedies.
     ------------------

     (a) If the Sublessee defaults in the observance or performance of any of the Sublessee's covenants, agreements or obligations hereunder wherein the default can be cured by the expenditure of money, either the Sublessor or Landlord may, but without obligations and without limiting any other remedies which they may have by reason of such default, cure the default, charge the cost thereof to the Sublessee and the Sublessee shall pay the same forthwith upon demand, together with interest thereon at the highest permissible rate of interest allowed under the usury statutes of the State of Minnesota or in case no such maximum rate of interest is provided, at the rate of 12% per annum.

     (b) If the Sublessee shall default as defined in Article 26 of the Prime Lease, in the payment of any installment of rent or in the observance or performance of any of the Sublessee's covenants, agreements or obligations hereunder, or if any proceeding is commenced by or against the Sublessee for the purpose of subjecting the assets of the Sublessee to any law relating to bankruptcy or insolvency or for an appointment of a receiver of Sublessee or of any of Sublessee's assets, of if Sublessee makes a general assignment of Sublessee's assets for the benefit of creditors, then, in any such event, the Sublessor may, without process, re-enter immediately into the Sublet Area and remove all persons and property therefrom, and at its option, nullify and cancel this Sublease with respect to all future rights or the Sublessee and have, regain, repossess and enjoy the Sublet Area, anything herein to the contrary notwithstanding. Sublessee hereby expressly waives the service of any notice in writing of intention to re-enter as aforesaid, and also all right of restoration to possession of the Sublet Area after re-entry or after judgment for possession thereof. In the case of any such termination, the Sublessee will indemnify the Sublessor against all loss of rents and other damages, which it may incur by reason of such termination during the residue of the term of this Sublease, and also against all attorney's fees and expenses incurred in enforcing any of the terms of this Sublease.

     (c) Neither Sublessee's interest in this Sublease, nor any interest herein of Sublessee nor any estate hereby created in Sublessee shall pass to any trustee or receiver or assignee for the benefit of creditors or otherwise by operation of law. In the event Sublessee shall become bankrupt or insolvent, or make a transfer in fraud of creditors, or make an assignment for the benefit of creditors, or take or have taken against Sublessee, or any proceeding of any kind under the provision of the Federal Bankruptcy Code or under any other federal or state


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
          insolvency, bankruptcy, reorganization or similar act or if a receiver or trustee is appointed for a substantial portion of Sublessee's assets, this Sublease shall immediately terminate and be of no further force or effect whatsoever, without the necessity for any further action by Sublessor, except that Sublessee shall not be relieved of obligations which have accrued prior to the date of such termination. Upon such termination, the provisions herein relating to the expiration or earlier termination of this Sublease shall control and Sublessee shall immediately surrender the Sublet Area in the condition required by the provisions of this Sublease. Additionally, Sublessor shall be entitled to all relief, including recovery of damages from Sublessee, which may from time to time be permitted, or recoverable, under the Federal Bankruptcy Code or any other applicable laws.

     12. Notwithstanding anything in this Sublease to the contrary, nothing herein shall relieve any of the Sublessor's responsibilities to Landlord and said responsibilities derived from the heretofore described Prime Lease.

13.  Assignment and Subleasing. The Sublessee shall not have the right to assign
     -------------------------
     this Sublease or sublet all or any part of the Sublet Area without the prior written consent of the Sublessor and of the Landlord which consent shall not be unreasonably withheld.

14.  Condition  of  Premises.  Sublessee  acknowledges  and  agrees  that,  as
     -----------------------
     consideration for the reduced rental rate being provided to Sublessee hereunder, Sublessee accepts the Sublet Area in its "as-is" condition, without Sublessor providing or making any alterations, modifications or refurbishment. Sublessee has made, or shall make, such independent investigation as it deems necessary or appropriate concerning the Sublet Area and the use thereof for Sublessee's intended purposes. Sublessor has not made, and does not make any representations, warranties or agreements as to any matters concerning the Sublet Area or the physical condition thereof, including, but not limited to, square footage, compliance with existing law, utilities, present or future zoning, the purposes for which the Sublet Area are to be used, environmental condition, covenants, conditions and restrictions, the heating, ventilating and air conditioning systems, plumbing, electrical and other mechanical systems used in the operation of the Sublet Area, roofs, walls and floors of the improvements, and all other matters which, in Sublessee's judgment, may bear upon the value and suitability of the Sublet Area for Sublessee's purposes. Neither party is relying upon any statement or representation made by the other not embodied in this Sublease. Except as expressly otherwise set forth in this Sublease, Sublessor hereby specifically disclaims any warranty, guaranty or representation, oral or written, past, present or future, of, as to or concerning (i) the nature and condition of the Sublet Area, including environmental conditions or the presence or absence of any Hazardous Materials, (ii) the suitability thereof for any and all activities and uses which Sublessee may elect to conduct thereon; and (iii) the compliance of the Sublet Area or its operation with any laws, ordinances or regulations of any government or other body (including without limitation, the Americans with Disabilities Act ("ADA")).

15.  Security  Deposit.  Sublessee agrees to deposit with Sublessor, on the date
     -----------------
     hereof, a Security Deposit in the amount of $18,025.00 which shall be held by Sublessor, without interest, as security for the performance of Sublessee's covenants and obligations under this Sublease. Upon the occurrence if any event of default by Sublessee, Sublessor may from time to time without prejudice to any other remedy provided herein or provided by law, apply such Security Deposit to any arrears of rent or other payments due Sublessor under this Sublease, and any other damage, injury, expense or liability caused by such event of default without waiving such event of default and Sublessee shall pay to Sublessor on demand the amount to implied in order to restore the Security Deposit to its original amount of $18,025.00. Although the Security Deposit shall be deemed the property of the Sublessor, any remaining balance of such Security Deposit shall be returned by Sublessor to Sublessee at such time after termination of this Sublease, that all of Sublessee's obligations under this Sublease have been fulfilled.

16.  Additional  Agreements  by Sublessor. The Sublessor acknowledges and agrees
     ------------------------------------
     to  the  following:

     (a) It has the right to sublease the Sublet Area to Sublessee upon the terms herein stated;

     (b) Subject to the terms of this Sublease and the Prime Lease, Sublessee, upon paying the rent and all other charges herein provided for and observing and keeping the covenants, agreements, and condition of this Sublease on its part to be kept, shall at all times during the term and the extension term, if exercised, peaceably and quietly


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
          hold, occupy and enjoy the Premises, without any disturbance from Sublessor or from the Owner or from any person claiming through them.

     (c) It has observed and kept and, subject to the terms of this Sublease, will continue to observe and keep all covenants, agreements and conditions of the Prime Lease and has paid the rent and all other charges therein provided, and shall not modify or surrender the Prime Lease without the prior written consent of Sublessee (which shall not be unreasonably withheld, conditioned or delayed) so long as this Sublease is in effect.

     (d) It shall provide to Sublessee copies of any and all notices Sublessor receives from the Owner, or any third party, regarding the Premises or the Lease as soon as reasonably practicable following receipt thereof.

     (e) Sublessee shall have the option to terminate this Sublease Agreement in the event Sublessor's total cash equivalency falls below one million dollars ($1,000,000).

17. Use of Sublessor's Personal Property. During the Sublease Term, Sublessee shall have the right to use the furniture, cubicles and phone system located in the Sublet Area (the "Personal Property") at no charge. Exhibit B contains a list of the Personal Property and outlines the areas of the Sublet Area in which the Personal Property is located. Upon the expiration or earlier termination of this Sublease, Sublessee shall leave the Personal Property in the Sublet Area in the same condition as on the date of this Sublease, normal wear and tear excepted. Sublessee acknowledges that the Personal Property is being made available for Sublessee's use on an "as-is" basis, without any warranty whatsoever. Sublessee agrees to protect, defend, indemnify and hold Sublessor harmless from and against any and all liabilities, claims, expenses, losses and damages, including, without limitation, reasonable attorneys' fees, costs and disbursements, resulting from use of the Personal Property.

18.  Miscellaneous  Provisions.
     -------------------------

     a.   Waiver.  No  purported waiver by Sublessor of any default by Sublessee
          ------
          of any term, condition or covenant contained herein shall be deemed to be a waiver of such term, condition or covenant unless the waiver is in writing and signed by Sublessor. No such waiver shall in any event be deemed a waiver of any subsequent default under the same or any other term, condition or covenant contained herein. Sublessor's acceptance of rent or other charges following a default hereunder by Sublessee shall not be deemed a waiver of such default or of any earlier default by Sublessee of any term, condition or covenant of this Sublease, other than the failure of Sublessee to pay the particular rental so accepted, regardless of Sublessor's knowledge of such default at the time of such acceptance. The consent or approval by Sublessor to or of any act by Sublessee requiring Sublessor's consent or approval shall not be deemed to waive the requirement of Sublessor's consent or approval to or of any subsequent or similar acts by Sublessee.

     (b)  Accord  and  Satisfaction.  No  payment  by  Sublessee  or  receipt by
          -------------------------
          Sublessor of a lesser amount than rent and other charges herein stipulated shall be deemed to be other than on account of the earliest stipulated rent or other charge, nor shall any endorsement or statement on any check or any letter accompanying a check or payment of rent or other charges be deemed an accord or satisfaction. Sublessor may accept such check or payment without charge or pursue any other remedy in this Sublease.

     (c)  Entire  Agreement.  This  Sublease sets forth the entire understanding
          -----------------
          between Sublessor and Sublessee concerning the Sublet Area and incorporates all prior negotiations and understandings. The parties hereto agree that there are no covenants, promises, agreements, conditions or understandings, either oral or written, whatsoever between the parties hereto with respect to any subject covered by this Sublease other than those set forth herein. No alteration, amendment, change or addition to this Sublease shall be binding upon Sublessor or Sublessee unless in writing and signed by the party to be charged.

     (d)  No  Partnership. Nothing contained in this Sublease shall be deemed or
          ---------------
          construed by the parties hereto or by any third person to create the relationship of principal and agent or of partnership or of joint venture, and neither the method of computation of rent nor any other provision contained in this Sublease nor any act of the parties hereto shall be deemed to create any relationship between Sublessor and Sublessee other than the relationship of Sublessor and Sublessee.

     (e)  Captions  and  Section  Numbers.  The  captions,  article numbers, and
          -------------------------------
          indices appearing in this Sublease are inserted only as a matter of convenience. They do not define, limit, construe, or describe the scope or intent of the provisions of this Sublease.

     (f)  Partial  Invalidity.  If  any  term,  covenant  or  condition  of this
          -------------------
          Sublease or the application thereof to any person or circumstances shall be invalid or unenforceable, the remainder of this Sublease, or the application of such term, covenant or condition to persons or circumstances other than those as to which it is held invalid shall both be unaffected thereby, and each term, covenant or condition of this Sublease shall be valid and be enforced to the fullest extent permitted by law.

     (g)  Authority.  Sublessee does hereby represent and warrant that Sublessee
          ---------
          is duly organized, validly existing and in good standing under the laws of the State in which it was organized and has all required power and authority to own, sublease, hold and operate properties and conduct business in the State of Minnesota, and concurrently with the execution and delivery of this Sublease, Sublessee shall submit to Sublessor a resolution of Sublessee's directors (or shareholders) (certified by Sublessee's secretary) confirming Sublessee's authority to enter into this Sublease.

     (h)  Governing  Law. This Sublease is deemed to have been made in the State
          --------------
          of Minnesota, and its interpretation, its construction and the remedies for its enforcement or breach are to be applied pursuant to, and in accordance with the laws of the State of Minnesota for contracts made and to be performed therein.

     (i)  Capitalized  Terms.  All terms spelled with initial capital letters in
          ------------------
          this Sublease that are not expressly defined in this Sublease shall have the respective meaning given such terms in the Prime Lease.

     (j)  Counterparts.  This  Sublease  may be executed in facsimile and in any
          ------------
          number of counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument.

     (k)  Attorneys'  Fees.  If  any  dispute,  action,  lawsuit  or  proceeding
          ----------------
          relating to this Sublease, or any default thereunder, whether or not any action, lawsuit or proceeding is commenced, the non-prevailing party shall reimburse the prevailing party for its attorneys' fees and all fees, costs and expenses incurred in connection with such dispute, action, lawsuit or proceeding, including, without limitation, any post-judgment fees, costs or expenses incurred on any appeal, in collection of any judgment or in appearing in any bankruptcy proceeding.


     IN WITNESS WHEREOF, each of the parties hereto has caused their presence to be duly executed as of the day and year first above written.


SUBLESSOR:                                   SUBLESSEE:
Newport  Corporation                         APA  Optics,  Inc.


By:                                          By:
   ------------------------------               --------------------------------
   William  R.  Abbott,                         Anil  Jain,
   Vice President of Finance and Treasurer      President


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